FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2000
                                                          --------------

                           Aerial Communications, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-28262                       39-1706857
   --------                        -------                       ----------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                 Idenification No.)
incorporation)






   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois                 60631
 -------------------------------------------------------            ----------
         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

         On March 31, 2000, VoiceStream Wireless Corporation announced that its subsidiary, VoiceStream Subsidiary IV Corporation, has received tenders and Consents from holders of all the outstanding Series A Zero Coupon Notes Due 2006 and the Series B Zero Coupon Notes due 2008 of Aerial Communications, Inc., in connection with its previously announced tender offers and consent solicitations.

         This Current Report on Form 8-K is being filed for the purpose of filing the joint news release issued by VoiceStream and Aerial relating to such announcement as an exhibit.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
(c)      Exhibits
         --------
         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    April 4, 2000              AERIAL COMMUNICATIONS, INC.
                                    (Registrant)





                                    By: /s/ J. Clarke  Smith
                                    -------------------------------------------
                                    J. Clarke Smith
                                    Vice President - Finance and Administration,
                                    Chief Financial Officer and Treasurer










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


                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------

         99.1 News release, dated March 31, 2000, announcing the receipt of tender and Consents from the holders of Aerial's Series A and B Zero Coupon Notes in connection with the previously announced tender offers and consent solicitations.










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